Fifth Third Bank | All Rights Reserved 3Q15 Earnings Presentation October 20, 2015 Refer to earnings release dated October 20, 2015 for further information. Exhibit 99.2

Fifth Third Bank | All Rights Reserved
Cautionary statement
This release contains statements that we believe are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder. These statements relate to our financial condition, results of operations, plans, objectives, future performance or business.
They usually can be identified by the use of forward-looking language such as “will likely result,” “may,” “are expected to,” “anticipates,” “potential,”
“estimate,”
“forecast,”
“projected,”
“intends
to,”
or
may
include
other
similar
words
or
phrases
such
as
“believes,”
“plans,”
“trend,”
“objective,”
“continue,” “remain,” or similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” or similar verbs.
You should not place undue reliance on these statements, as they are subject to risks and uncertainties, including but not limited to the risk factors set
forth
in
our
most
recent
Annual
Report
on
Form
10-K
as
updated
from
time
to
time
by
our
Quarterly
Reports
on
Form
10-Q.
When
considering
these
forward-looking
statements,
you
should
keep
in
mind
these
risks
and
uncertainties,
as
well
as
any
cautionary
statements
we
may
make.
Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to
us.
There
is
a
risk
that
additional
information
may
arise
during
the
company’s
close
process
or
as
a
result
of
subsequent
events
that
would
require
the company to make adjustments to the financial information contained herein.
There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) general economic conditions and weakening in the economy, specifically the real estate market, either nationally or in the states in which Fifth Third, one or more acquired entities and/or the combined company do business, are less favorable than expected; (2) deteriorating credit quality; (3) political developments, wars or other hostilities may disrupt or increase volatility in securities markets or other economic conditions; (4) changes in the interest rate environment reduce interest margins;
(5) prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; (6) Fifth Third’s ability to maintain required capital levels and adequate sources of funding and liquidity; (7) maintaining capital requirements and adequate sources of funding and liquidity may limit
Fifth Third’s operations and potential growth; (8) changes and trends in capital markets; (9) problems encountered by larger or similar financial institutions may adversely affect the banking industry and/or Fifth Third; (10) competitive pressures among depository institutions increase significantly; (11) effects of critical accounting policies and judgments; (12) changes in accounting policies or procedures as may be required by the
Financial Accounting Standards Board (FASB) or other regulatory agencies; (13) legislative or regulatory changes or actions, or significant litigation, adversely affect Fifth Third, one or more acquired entities and/or the combined company or the businesses in which Fifth Third, one or more acquired entities and/or the combined company are engaged, including the Dodd-Frank Wall Street Reform and Consumer Protection Act; (14)
ability to maintain favorable ratings from rating agencies; (15) fluctuation of Fifth Third’s stock price; (16) ability to attract and retain key personnel;
(17) ability to receive dividends from its subsidiaries; (18) potentially dilutive effect of future acquisitions on current shareholders’ ownership of Fifth
Third;
(19)
effects
of
accounting
or
financial
results
of
one
or
more
acquired
entities;
(20)
difficulties
from
Fifth
Third’s
investment
in,
relationship
with, and nature of the operations of Vantiv, LLC; (21) loss of income from any sale or potential sale of businesses that could have an adverse effect on Fifth Third’s earnings and future growth; (22) difficulties in separating the operations of any branches or other assets divested; (23) inability to achieve expected benefits from branch consolidations and planned sales within desired timeframes, if at all; (24) ability to secure confidential information and deliver products and services through the use of computer systems and telecommunications networks; and (25) the impact of reputational risk created by these developments on such matters as business generation and retention, funding and liquidity.
You
should
refer
to
our
periodic
and
current
reports
filed
with
the
Securities
and
Exchange
Commission,
or
“SEC,”
for
further
information
on
other
factors,
which
could
cause
actual
results
to
be
significantly
different
from
those
expressed
or
implied
by
these
forward-looking
statements.

Fifth Third Bank | All Rights Reserved
($ in millions)
3Q15
Seq.
YOY
Average
Balances
Total loans & leases
1
$93,373
$1,200
$2,574
Core deposits
$98,717
($1,817)
$5,557
Income
Statement
Data
Net interest income (taxable equivalent)
$906
2%
-
Provision for loan and lease losses
156
97%
NM
Noninterest income
713
28%
37%
Noninterest expense
943
-
6%
Net income attributable to Bancorp
$381
21%
12%
Net income available to common
shareholders
$366
25%
12%
Financial
Ratios
Earnings per share, diluted
0.45
25%
15%
Net interest margin
2.89%
(1bp)
(21bps)
Efficiency ratio
58.2%
(720bps)
(390bps)
Return on average assets
1.07%
17bps
5bps
Return on average common equity
10.0%
190bps
80bps
Return
on
average
tangible
common
equity
2
12.0%
230bps
90bps
Tangible book value per share
2
$   15.18
4%
9%
3Q15 in review
Balancing current earnings results with prudent decisions to increase long-term shareholder value
Note: The percentages in all of the tables in this presentation are calculated on actual dollar amounts and not the rounded dollar amounts.
1
Excludes loans held-for-sale
2
Non-GAAP measure; see Reg. G reconciliation in appendix
Significant pre-tax items in 3Q15 results
(~$0.06
positive
after-tax
EPS
impact):
—
$130MM positive valuation adjustment on
the Vantiv
warrant
—
($35MM) of provision expense related to
restructuring of a student loan backed
commercial credit originally extended in
2007
—
($9MM) charge associated with executive
retirements and severance
—
($8MM) charge related to valuation of the
Visa total return swap
3Q15 core business trends solid despite
continued low interest rate environment
Credit trends
—
NCO ratio 80bps of loans and leases as of
3Q15 increased from 37bps in 2Q15 due to
the restructuring of a student loan backed
credit mentioned above
—
NPAs down $20MM compared with 2Q15;
NPA ratio 65bps
Strong capital ratios; tangible book value per
share
2
up 9% from 3Q14

Avg +21% YoY

Avg +3% YoY; EOP +3% YoY

Core +6% YoY; Transaction +6% YoY

©

Fifth Third Bank | All Rights Reserved
Balance sheet
Loan balances ($B)
•
Continuing to target prudent risk/reward
profile in lending
•
Average commercial loans HFI up 2%
sequentially and up 5% year-over-year
–
Year-over-year growth primarily
driven by C&I and commercial
construction, partially offset by
lower commercial mortgage
balances
–
End of period commercial line
utilization 32%
•
Average consumer loans HFI increased
1% sequentially and were flat year-over-
year
•
Average transaction deposits down
$1.8B sequentially with decreases in
interest checking and savings account
balances, partially offset by higher
money market account balances
–
Consumer average transaction
deposits down 2% sequentially and
up 4% year-over-year
–
Commercial average transaction
deposits down 2% sequentially and
up 9% year-over-year
•
Average core deposit to loan ratio of
106%
Average core deposit balances ($B)
$98.7
$93.2
0
5
10
15
20
25
30
3Q14
4Q14
1Q15
2Q15
3Q15
Average securities and short-term
investments ($B)
•
Average securities up $5.7B from 3Q14
driven by LCR requirements
•
Securities portfolio / total assets of
20.7% in 3Q15, up from 17.5% a year
ago
•
Average other short-term investments
decreased $0.5B year-over-year
$30.1
$24.9
$27.6
$29.0
$30.6
Note: Numbers may not sum due to rounding.
$22.6
$22.4
$23.2
$27.4
$28.3
$90.8
$91.0
$90.5
$92.2
$93.4
$89.4
$92.4
$94.2
$96.5
$94.7
103%
106%
108%
109%
106%
Average securities
Short
-term investments
95%
100%
105%
110%
115%
65
70
75
80
85
90
95
100
3Q14
4Q14
1Q15
2Q15
3Q15
Transaction deposits
Other time deposits
Core deposit to loan ratio
$90.6
$93.6
70
75
80
85
90
95
3Q14
4Q14
1Q15
2Q15
3Q15
EOP loans HFI
Avg
loans HFI

Fifth Third Bank | All Rights Reserved
$908
$888
$852
$892
$906
3.10%
2.96%
2.86%
2.90%
2.89%
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
4.0%
4.5%
3Q14
4Q14
1Q15
2Q15
3Q15
Net Interest Income ($MM)
NIM
Net interest income
NII and NIM (FTE)
•
Net interest income up $14MM from 2Q15
–
Increase driven by loan growth, partially offset by interest expense associated with the $1.1 billion of holding company debt and $1.3 billion of bank-level debt issued in the third quarter of 2015 that pre-funded a portion of our 2016 maturities at attractive spreads before the widening
–
NIM decreased 1 bp from the previous quarter, primarily driven by the impact of debt issuances discussed above, day count, and loan yield compression, partially offset by the benefit of the slightly lower short-term cash position during the quarter
•
Year-over-year NII decreased $2MM and NIM decreased 21 bps
–
NII decrease driven by a $24MM decline due to the changes to the Bancorp’s deposit advance product effective
January 1, 2015, higher interest expense due to increased long-term debt balances, as well as continued loan repricing, partially offset by the impact of higher investment securities balances
–
NIM decrease primarily driven by an 8 bps impact due to the changes to the deposit advance product and loan repricing
Yield Analysis
3Q14
2Q15
3Q15
Seq.
(bps)
YoY
(bps)
Commercial and industrial loans
3.25%
3.14%
3.11%
(3)
(14)
Commercial mortgage loans
3.34%
3.22%
3.17%
(5)
(17)
Commercial construction loans
3.49%
3.17%
3.13%
(4)
(36)
Commercial leases
2.96%
2.83%
2.72%
(11)
(24)
Residential mortgage loans
3.84%
3.69%
3.63%
(6)
(21)
Home equity
3.69%
3.66%
3.61%
(5)
(8)
Automobile loans
2.72%
2.65%
2.62%
(3)
(10)
Credit card
9.87%
10.33%
10.38%
5
51
Other consumer loans and leases
36.98%
8.49%
6.81%
(168)
(3,017)
Total loans and leases
3.61%
3.41%
3.36%
(5)
(25)
Taxable securities
3.32%
3.20%
3.23%
3
(9)
Tax exempt securities
5.34%
4.82%
5.20%
38
(14)
Other short-term investments
0.26%
0.25%
0.23%
(2)
(3)
Total interest-earning assets
3.49%
3.28%
3.29%
1
(20)
Total interest-bearing liabilities
0.56%
0.56%
0.58%
2
2
Net interest spread
2.93%
2.72%
2.71%
(1)
(22)

| | | | | Δ | Δ |
|---|---|---|---|---|---|
| Service charges on deposits | | | | | |
| Corporate banking revenue | | | | | |
| Mortgage banking net revenue | | | | | |
| Investment advisory revenue | | | | | |
| Card and processing | | | | | |
| Other noninterest | | | | | |
| Securities | | | | | |
| **Total** | | | | | |

©

Fifth Third Bank | All Rights Reserved
3Q14
2Q15
3Q15
Seq.
YOY
($ in millions)
$145
$139
$145
4%
-
100
113
104
(8%)
4%
61
117
71
(39%)
16%
103
105
103
(2%)
-
revenue
75
77
77
-
3%
income
33
1
213
NM
NM
gains, net
3
4
-
(100%)
(100%)
noninterest income
$520
$556
$713
28%
37%
Vantiv warrant valuation
53
(14)
(130)
Valuation of Visa total return swap
3
2
8
Branch / Land valuation adjustments
-
97
-
Securities (gains) / losses
(3)
(4)
-
Adjusted noninterest income
$573
$637
$591
(7%)
3%
Noninterest income
Compared
with
2Q15
•
Service charges on deposits sequential increase was
due to seasonally higher overdraft occurrences as well
as higher commercial service charges
•
Corporate banking revenue results were primarily due to
seasonally lower institutional sales revenue, business
lending fees, and foreign exchange fees, partially offset
by higher interest rate derivative fees and syndications
revenue
•
Mortgage banking revenue results reflect lower
mortgage servicing revenues and seasonally lower
originations in 3Q15
Compared with 3Q14
•
Corporate banking revenue results driven by higher
institutional sales revenue and loan syndications,
partially offset by lower foreign exchange fees.
Components of noninterest income
5 quarter trend ($MM)
$566
$637
$573
$612
$591
$-
$200
$400
$600
$800
3Q14
4Q14
1Q15
2Q15
3Q15
Adjusted noninterest income
Mortgage banking net revenue
Reported noninterest income

FIFTH THIRD BANK

| | | | Δ | Δ |
|---|---|---|---|---|

©

Fifth Third Bank | All Rights Reserved
Noninterest expense
Compared with 2Q15
•
Expenses were flat sequentially, reflecting a reversal of
litigation reserves, partially offset by higher
compensation primarily associated with executive
retirements and severance
Compared with 3Q14
•
Expenses were up 6% year-over-year due to higher
compensation expense, the change in provision for
unfunded commitments and marketing expense
3Q14
2Q15
3Q15
Seq.
YOY
($ in millions)
Salaries, wages and incentives
$357
$383
$387
1%
8%
Employee benefits
75
78
72
(8%)
(4%)
Net occupancy expense
78
83
77
(7%)
(1%)
Technology and communications
53
54
56
4%
6%
Equipment expense
30
31
31
-
3%
Card and processing expense
37
38
40
5%
8%
Other noninterest expense
258
280
280
-
9%
Noninterest expense
$888
$947
$943
-
6%
Severance
(2)
(2)
(3)
Executive Retirements
(6)
Adjusted noninterest expense
$886
$945
$934
(1%)
5%
Components of noninterest expense
$886
$912
$922
$945
$934
$-
$200
$400
$600
$800
$1,000
3Q14
4Q14
1Q15
2Q15
3Q15
Adjusted noninterest expense
Reported noninterest expense
5 quarter trend ($MM)
Note:
Provision
for
unfunded
commitments
was
an
expense
of
$2M
in
3Q15,
an
expense
of
$2M
in
2Q15,
a
benefit
of
$4M
in
1Q15,
an
expense
of
$1M
in
4Q14,
and
a
benefit
of
$8M
in
3Q14.

Fifth Third Bank | All Rights Reserved
Credit quality overview
Net charge-offs ($MM)
$86
$115
NCO ratio
0.50%
0.83%
0.41%
0.37%
0.80%
$188
HFI Nonperforming assets ($MM)
$691
$626
$606
$744
$796
NPAs down 3% sequentially and 24% from 3Q14;
lowest level since 2007
Reserve Coverage
Accruing 90+ Days Past Due ($MM)
3Q15 provision expense of $156MM,
reserve coverage levels remain solid
90 + delinquencies declined 20% from 3Q14
NPA ratio   0.88%             0.82%            0.76%             0.67%             0.65%
Net charge-offs increased $102M from 2Q15 due to restructuring of
2007 student loan backed commercial credit
$191
$91
102
1
1
Charge-off related to restructuring of a student loan backed commercial credit originally extended in 2007
60
49
52
41
46
55
55
39
45
40
87
$0
$25
$50
$75
$100
$125
$150
$175
$200
3Q14
4Q14
1Q15
2Q15
3Q15
Consumer
Commercial
Related to TDR Transfer to HFS
487
461
421
376
370
309
283
270
250
236
$0
$200
$400
$600
$800
$1,000
3Q14
4Q14
1Q15
2Q15
3Q15
Commercial
Consumer
$87
$87
$78
$70
$70
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
$100
3Q14
4Q14
1Q15
2Q15
3Q15
$1,414
$1,322
$1,300
$1,293
$1,261
1.56%
1.47%
1.42%
1.39%
1.35%
$0
$500
$1,000
$1,500
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3Q14
4Q14
1Q15
2Q15
3Q15
Allowance for Loan & Lease Losses (ALLL) ($MM)
ALLL / Loans and Leases

Fifth Third Bank | All Rights Reserved
Strong capital position
1
Non-GAAP measure; See Reg. G reconciliation in appendix.
2
Represents Basel III common equity tier 1 ratio under the final capital rule, subject to phase-in periods. Fifth Third made a one-time permanent election to not include AOCI in common equity tier
1 capital in the March 31, 2015 regulatory filings.
Tier 1 Common Ratio
1
(Basel I)
Avg. Diluted Shares Outstanding (MM)
and
Tangible
Book
Value
per
share
1
EOP share impact
(MM)
Average share impact
(MM)
2Q15
3Q15
2Q15
3Q15
4Q15
Oct.
20, 2014
$180MM ASR
-
-
0.1
-
-
Jan. 22, 2015
$180MM ASR
1.1
-
3.4
0.3
-
April 27, 2015
$155MM ASR
6.7
0.8
4.5
2.8
0.3
July 29, 2015
$150MM ASR
-
7.3
-
4.6
2.8
Sept. 3,
2015
$150MM ASR
-
6.5
-
1.9
4.6
Total
7.8
14.6
8.0
9.6
7.7
Capital Actions
Impact of Share Repurchases
Common Equity Tier 1
Ratio
2
(Basel III)
Announced $155MM share repurchase transaction in
2Q15; completed on July 31, 2015
Announced two additional share repurchase transactions
totaling $300MM
9.6%
9.7%
9.5%
9.4%
9.4%
0%
2%
4%
6%
8%
10%
3Q14
4Q14
1Q15
2Q15
3Q15
838
828
819
813
805
$13.95
$14.40
$14.85
$14.62
$15.18
625
675
725
775
825
875
$10.00
$11.00
$12.00
$13.00
$14.00
$15.00
$16.00
$17.00
3Q14
4Q14
1Q15
2Q15
3Q15
Common Shares O/S
TBV per share
—
Settled
the
first
on
August
31,
2015
for
a
total repurchase of 7.4MM shares
—
Executed
second
repurchase
on
September
3, 2015
for
an initial 6.5MM shares

10 Fifth Third Bank | All Rights Reserved Appendix

Fifth Third Bank | All Rights Reserved
62.1%
59.6%
62.3%
58.2%
59.5%
60.9%
64.9%
61.9%
62.7%
3Q14
4Q14
1Q15
2Q15
3Q15
Efficiency Ratio
Adjusted Efficiency Ratio
Pre-tax
pre-provision
earnings
1
PPNR trend
1
Non-GAAP measure; see Reg. G reconciliation in appendix.
2
Prior quarters include similar adjustments.
PPNR increased 35% sequentially, reflecting
impact of a $118MM in net benefit in 3Q15.
Excluding those items, adjusted PPNR decreased
4% sequentially, reflecting lower mortgage
banking net revenue in 3Q15
PPNR reconciliation
Efficiency ratio
65.4%
($ in millions)
3Q14
4Q14
1Q15
2Q15
3Q15
Income before income taxes (U.S. GAAP) (a)
$464
$519
$485
$417
$515
Add: Provision expense (U.S. GAAP) (b)
71
99
69
79
156
PPNR (a) + (b)
$535
$618
$554
$496
$671
Adjustments
to
remove
(benefit)
/
detriment
2
:
In noninterest income:
Vantiv warrant valuation
53
(56)
(70)
(14)
(130)
Branch and land valuation adjusments
-
-
-
97
-
Gain from sales of troubled debt restructurings
-
-
(37)
-
-
Impairment associated with aircraft leases
-
-
30
-
-
Valuation of 2009 Visa total return swap
3
19
17
2
8
Securities (gains) / losses
(3)
(4)
(4)
(4)
-
In noninterest expense:
Severance expense
2
6
1
2
3
Litigation reserve charges
4
(3)
2
(1)
(5)
Executive Retirements
-
-
-
-
6
Adjusted PPNR
$594
$580
$493
$578
$553
$594
$580
$493
$578
$553
$0
$100
$200
$300
$400
$500
$600
$700
3Q14
4Q14
1Q15
2Q15
3Q15
Adjusted PPNR
Reported PPNR

Fifth Third Bank | All Rights Reserved
•
$2.3B in originations; 58% purchase volume
•
3Q15 mortgage drivers:
–
Origination fees and gain on sale revenue up $3MM
–
Gain on sale margin up 10 bps sequentially
–
Retaining conforming ARMs and shorter-term fixed-rate production on balance sheet
–
MSR valuation adjustments of positive $8MM; servicing rights amortization of $37MM
–
$54MM in gross servicing fees
Mortgage
originations
($B)
and
gain
on
sale
margin
1
Mortgage Banking Net Revenue ($MM)
Note: Numbers may not sum due to rounding.
1
Gain on sale margin represents gains on all loans originated for sale.
$117
$61
$71
$61
1
$86
12
61
60
59
56
54
(33)
(32)
(34)
(39)
(37)
(1)
(2)
17
57
8
3Q14
4Q14
1Q15
2Q15
3Q15
Orig fees and gains on loan sales
Gross servicing fees
Servicing rights amortization
MSR valuation adjustments
0.0%
0.5%
1.0%
1.5%
2.0%
2.5%
3.0%
3.5%
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
3Q14
4Q14
1Q15
2Q15
3Q15
Originations for sale
Originations HFI
Margin
34
36
44
43
46
Mortgage banking results

Fifth Third Bank | All Rights Reserved
$350
$2,475
$650
$1,850
$850
$850
2015
2016
2017
2018
2019
2020
2021 On
Available and contingent borrowing capacity
(3Q15):
–
FHLB ~$9.3B available, ~$14.6B total
–
Federal Reserve ~$26.8B
Holding Company cash at 9/30/15: $3.2B
Cash currently sufficient to satisfy all fixed
obligations in a stressed environment for ~23
months (debt maturities, common and
preferred dividends, interest and other
expenses) without accessing capital markets;
relying on dividends from subsidiaries or any
other discretionary actions
Holding company unsecured debt maturities ($MM)
Bank
unsecured
debt
maturities
($MM
–
excl.
Retail
Brokered CDs)
Heavily core funded
Strong liquidity profile
S-T
wholesale
3%
$1,250
$500
$500
$500
$1,100
$2,312
2015
2016
2017
2018
2019
2020
2021 on
Fifth Third Bancorp
Fifth Third Capital Trust (Bancorp)
Demand
25%
Interest
checking
18%
Savings/ MMDA
24%
Consumer time
3%
Foreign Office
0%
Non-Core
Deposits
2%
S-T borrowings
1%
Other liabilities
5%
Equity
11%
L-T debt
11%

Fifth Third Bank | All Rights Reserved
Interest Rate Risk Management
1.
Actual
results
may
vary
from
these
simulated
results
due
to
differences
between
forecasted
and
actual
balance
sheet
composition,
timing,
magnitude,
and
frequency
of
interest
rate
changes, as well as other changes in market conditions and management strategies.
2.
Re-pricing percentage or “beta” is the estimated change in yield over 12 months as a result of a shock or ramp 100 bps parallel shift in the yield curve
Well-positioned for rising rates
•
NII benefits from asset re-pricings in a rising rate environment
–
64% of total loans are floating rate (82% of commercial and 37% of consumer)
–
Investment portfolio duration of approximately 5.1 years
–
Short-term
wholesale
funding
represents
approximately
3.25%
-
3.75%
of
total
funding
–
Approximately $14BN in non-core funding matures beyond one year
•
Interest rate sensitivities are based on conservative deposit assumptions
–
70%
beta
on
all
interest-bearing
deposit
and
sweep
balances
(~50%
betas
experienced
in
2004
–
2006
Fed
tightening
cycle)
–
No modeled re-pricing lag
–
Modeled non-interest bearing commercial DDA runoff of approximately $2.5BN (about 10%) for each 100 bps increase in rates
–
DDA runoff rolls into an interest bearing product with a 100% beta
Change in Interest Rates
+200 bps Shock
Change in Interest Rates
+100 bps Shock
+200 bps Ramp
1.63%
5.40%
(4.00%)
+25 bps Shock
+100 bps Ramp
0.87%
3.49%
-
-25 bps Shock
Betas 25% Higher
Betas 25% Lower
Change in Interest Rates
12
Months
13 to 24
Months
12
Months
Change in Interest Rates
12
Months
13 to 24
Months
12
Months
13 to 24
Months
+200 bps Ramp
1.35%
4.83%
1.92%
+200 bps Ramp
(1.46%)
(0.79%)
4.73%
11.58%
+100 bps Ramp
0.73%
3.21%
1.01%
+100 bps Ramp
(0.68%)
0.40%
2.41%
6.58%
13 to 24 Months
5.97%
3.78%
ESTIMATED NII SENSITIVITY with DEMAND DEPOSIT BALANCE CHANGES
ESTIMATED NII SENSITIVITY with DEPOSIT BETA CHANGES
Percent Change in NII (FTE)
Percent Change in NII (FTE)
$1B Balance Decrease
$1B Balance Increase
(12.00%)
(1.92%)
(6.00%)
(0.37%)
-
0.28%
12
Months
13 to 24
Months
12
Months
13 to 24 Months
(4.75%)
ESTIMATED NII SENSITIVITY PROFILE
ESTIMATED EVE SENSITIVITY PROFILE
Percent Change in
NII (FTE)
ALCO Policy Limits
Change in EVE
ALCO Policy Limit

Fifth Third Bank | All Rights Reserved
NPL rollforward
NPL HFI Rollforward
Commercial
3Q14
4Q14
1Q15
2Q15
3Q15
396

385

367

325

287

Transfers to nonperforming
116

99

80

66

194

Transfers to performing
-

(1)

(1)

(3)

(2)

Transfers from held for sale
-

-

-

-

-

Transfers to held for sale
(3)

-

-

-

-

Loans sold from portfolio
(12)

(5)

(5)

(3)

(1)

Loan paydowns/payoffs
(39)

(45)

(62)

(44)

(46)

Transfers to other real estate owned
(9)

(7)

(9)

(10)

-

Charge-offs
(66)

(62)

(45)

(49)

(148)

Draws/other extensions of credit
2

3

-

5

2

385

367

325

287

286

Consumer
3Q14
4Q14
1Q15
2Q15
3Q15
244

235

212

201

188

Transfers to nonperforming
90

86

54

55

55

Transfers to performing
(40)

(33)

(23)

(26)

(30)

Transfers from held for sale
-

-

5

-

-

Transfers to held for sale
-

(24)

-

-

(1)

Loans sold from portfolio
-

-

-

-

-

Loan paydowns/payoffs
(5)

(5)

(8)

(14)

(11)

Transfers to OREO/other repossessed property
(21)

(20)

(17)

(10)

(11)

Charge-offs
(33)

(27)

(22)

(18)

(18)

Draws/other extensions of credit
-

-

-

-

-

235

212

201

188

172

Total NPL
620

579

526

475

458

Total new nonaccrual loans - HFI
206
185
134
121

249

Beginning NPL amount
Ending Commercial NPL
Beginning NPL amount
Ending Consumer NPL

© Fifth Third Bank | All Rights Reserved
Commercial & industrial
Loans by geography
Credit trends
Loans by industry
Comments
* Excludes loans held-for-sale.
•
Commercial & industrial loans represented 46% of total loans
•
C&I loans were flat sequentially and up 5% since 3Q14
•
SNC portfolio $26.2B
•
Non-power producer Energy portfolio $1.6B, down slightly
from 2Q15
•
Net charge-offs increased $94 million from 2Q15 primarily
due to the $102 million net charge-off related to the
restructuring of a 2007 student loan based credit
($ in millions)
3Q14
4Q14
1Q15
2Q15
3Q15
EOP Balance*
$41,072
$40,765
$42,052
$42,800
$42,948
Avg Loans*
$41,477
$41,277
$41,426
$42,550
$43,149
90+ days delinquent
-
-
$2
$2
$3
as % of loans
NM
NM
NM
NM
0.01%
NPAs*
$278
$246
$216
$193
$183
as % of loans
0.68%
0.60%
0.58%
0.45%
0.43%
Net charge-offs
$50
$44
$38
$34
$128
as % of loans
0.48%
0.43%
0.38%
0.32%
1.17%
C&I
MI
7%
OH
13%
IN
5%
IL
11%
KY
3%
TN
5%
NC
5%
Other /
National
44%
FL
7%
Accommodation
3%
Auto
Manufacturing
1%
Construction
3%
Finance &
Insurance
13%
Manufacturing
22%
Real Estate
3%
Retail Trade
5%
Auto Retailers
2%
Wholesale Trade
9%
Other
39%

Fifth Third Bank | All Rights Reserved
Commercial real estate
Loans by geography
Credit trends
Loans by industry
Comments
•
Commercial mortgage loans represented 8% of total loans
•
Commercial construction loans represented 3% of total loans
—
Portfolio focused on large professional developers
—
Top 3 categories:  Apartments, office and REIT
* Excludes loans held-for-sale.
($ in millions)
3Q14
4Q14
1Q15
2Q15
3Q15
EOP Balance*
$7,564
$7,399
$7,209
$7,150
$7,061
Avg Loans*
$7,633
$7,480
$7,241
$7,148
$7,023
NPAs*
$186
$195
$186
$166
$165
as % of loans
2.43%
2.62%
2.56%
2.31%
2.34%
Net charge-offs
$5
$10
$1
$11
$11
as % of loans
0.24%
0.53%
0.05%
0.62%
0.66%
Commercial mortgage
MI
14%
OH
24%
IN
5%
IL
11%
KY
2%
TN
2%
NC
6%
Other /
National
24%
FL
12%
Accommodation
8%
Construction
6%
Finance &
insurance
2%
Auto
Manufacturing
0%
Manufacturing
5%
Real estate
46%
Retail Trade
3%
Auto Retailers
3%
Wholesale Trade
3%
Other
24%
($ in millions)
3Q14
4Q14
1Q15
2Q15
3Q15
EOP Balance*
$1,702
$2,069
$2,302
$2,709
$3,101
Avg Loans*
$1,563
$1,909
$2,197
$2,549
$2,965
NPAs*
$19
$16
$16
$14
$19
as % of loans
1.09%
0.75%
0.67%
0.51%
0.61%
Net charge-offs
-
-
-
-
$3
as % of loans
(0.11%)
(0.01%)
(0.06%)
0.00%
0.43%
Commercial construction

Fifth Third Bank | All Rights Reserved
Residential mortgage
1
st
liens:
100%;
weighted
average
LTV:
73.2%
Weighted average origination FICO: 757
Origination FICO distribution:  <660 5%; 660-689 5%; 690-719 9%;
720-749 14%; 750+ 61%; Other^ 6%
(note: loans <660 includes CRA loans and FHA/VA loans)
Origination LTV distribution: <=70 39%; 70.1-80 36%; 80.1-90 7%;
90.1-95 5%; >95 13%
Vintage distribution: 2015: 20%, 2014: 16%, 2013: 17%; 2012 16%;
2011 9%; 2010 5%; 2009 3%; 2008 2%; 2007 2%; 2006 2%; 2005
3%; 2004 and prior 5%
15%
originated
through
3
rd
party;
performance
similar
to
direct
Loans by geography
Credit trends
Portfolio details
Comments
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
•
Residential
mortgage
loans
represented
14%
of
total
loans
and
2% of net charge-offs
•
Net charge-offs decreased by $2MM sequentially
—
MI, IL and OH account for 22%, 18%, and 13% of
residential mortgage net charge-offs, respectively
($ in millions)
3Q14
4Q14
1Q15
2Q15
3Q15
EOP Balance*
$12,941
$12,389
$12,569
$12,933
$13,392
Avg Loans*
$12,785
$13,046
$12,433
$12,831
$13,144
90+ days delinquent
$57
$56
$48
$43
$40
as % of loans
0.44%
0.44%
0.38%
0.33%
0.30%
NPAs*
$164
$126
$113
$101
$91
as % of loans
1.27%
1.01%
0.91%
0.78%
0.68%
Net charge-offs
$9
$94
$6
$5
$3
as % of loans
0.28%
2.87%
0.19%
0.16%
0.10%
Residential mortgage
MI
14%
OH
23%
IN
7%
IL
14%
KY
6%
TN
2%
NC
5%
Other /
National
18%
FL
11%

Fifth Third Bank | All Rights Reserved
Home equity loans represented 9% of total loans and 5% of net charge-offs
Approximately 12% of portfolio in broker product generated 33% total loss
38%
of
Fifth
Third
2
nd
liens
are
behind
Fifth
Third
1
st
liens
2005/2006 vintages represent approximately 22% of portfolio; account for 40% of losses
Home equity
1
st
liens: 35%; 2
nd
liens: 65%
Weighted average origination FICO: 754
Origination FICO distribution^: <660 3%; 660-689 7%; 690-719 12%;
720-749 16%; 750+ 55%; Other 7%
Average CLTV: 72%; Origination CLTV distribution: <=70 42%; 70.1-
80 24%; 80.1-90 18%; 90.1-95 5%; >95 11%
Vintage distribution: 2015: 6%; 2014: 8%, 2013: 6%; 2012 3%; 2011
2%; 2010 2%; 2009 3%; 2008 8%; 2007 8%; 2006 12%; 2005 11%; 2004
and prior 31%
% through broker channels: 12% WA FICO: 734 brokered, 757 direct;
WA CLTV: 87% brokered; 70% direct
Portfolio details
Brokered loans by geography
Direct loans by geography
Credit trends
Note: Brokered and direct home equity net charge-off ratios are calculated based on end of period loan balances
^ Includes acquired loans where FICO at origination is not available
* Excludes loans held-for-sale
MI
22%
OH
26%
IN
9%
FL
3%
MI
20%
OH
32%
IN
9%
IL
14%
KY
8%
TN
1%
NC
5%
Other
2%
FL
9%
($ in millions)
3Q14
4Q14
1Q15
2Q15
3Q15
EOP Balance*
$1,094
$1,062
$1,028
$987
$950
90+ days delinquent
-
-
-
-
-
as % of loans
NM
NM
NM
NM
NM
Net charge-offs
$4
$3
$3
$3
$3
as % of loans
1.42%
1.05%
1.11%
1.06%
1.22%
Home equity -
brokered
($ in millions)
3Q14
4Q14
1Q15
2Q15
3Q15
EOP Balance*
$7,893
$7,824
$7,686
$7,560
$7,477
90+ days delinquent
-
-
-
-
-
as % of loans
NM
NM
NM
NM
NM
Net charge-offs
$10
$8
$11
$6
$6
as % of loans
0.51%
0.42%
0.59%
0.34%
0.32%
Home equity -
direct
Comments
IL
13%
KY
6%
TN
2%
NC
1%
Other
18%

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September
June
March
December
September
2015
2015
2015
2014
2014
Income before income taxes (U.S. GAAP)
515
417
485
519
464
Add:
Provision expense (U.S. GAAP)
156
79
69
99
71
Pre-provision net revenue
671
496
554
618
535
Net income available to common shareholders (U.S. GAAP)
366
292
346
362
328
Add:
Intangible amortization, net of tax
-
-
-
1
1
Tangible net income available to common shareholders
366
292
346
363
329
Tangible net income available to common shareholders (annualized) (a)
1,452
1,171
1,403
1,440
1,305
Average Bancorp shareholders' equity (U.S. GAAP)
15,815
15,841
15,820
15,644
15,486
Less:
Average preferred stock
(1,331)
(1,331)
(1,331)
(1,331)
(1,331)
Average goodwill
(2,416)
(2,416)
(2,416)
(2,416)
(2,416)
Average intangible assets and other servicing rights
(14)
(15)
(15)
(17)
(16)
Average tangible common equity (b)
12,054
12,079
12,058
11,880
11,723
Total Bancorp shareholders' equity (U.S. GAAP)
15,826
15,605
15,864
15,626
15,404
Less:
Preferred stock
(1,331)
(1,331)
(1,331)
(1,331)
(1,331)
Goodwill
(2,416)
(2,416)
(2,416)
(2,416)
(2,416)
Intangible assets and other servicing rights
(13)
(14)
(15)
(16)
(16)
Tangible common equity, including unrealized gains / losses (c)
12,066
11,844
12,102
11,863
11,641
Less: Accumulated other comprehensive income
(522)
(291)
(588)
(429)
(301)
Tangible common equity, excluding unrealized gains / losses (d)
11,544
11,553
11,514
11,434
11,340
Total assets (U.S. GAAP)
141,918
141,658
140,470
138,706
134,188
Less:
Goodwill
(2,416)
(2,416)
(2,416)
(2,416)
(2,416)
Intangible assets and other servicing rights
(13)
(14)
(15)
(16)
(16)
Tangible assets, including unrealized gains / losses (e)
139,489
139,228
138,039
136,274
131,756
Less: Accumulated other comprehensive income / loss, before tax
(803)
(448)
(905)
(660)
(463)
Tangible assets, excluding unrealized gains / losses (f)
138,686
138,780
137,134
135,614
131,293
Common shares outstanding (g)
795
810
815
824
834
Ratios:
Return on average tangible common equity (a) / (b)
12.0%
9.7%
11.7%
12.1%
11.1%
Tangible common equity (excluding unrealized gains/losses) (d) / (f)
8.32%
8.33%
8.40%
8.43%
8.64%
Tangible common equity (including unrealized gains/losses) (c) / (e)
8.65%
8.51%
8.77%
8.71%
8.84%
Tangible book value per share (c) / (g)
$15.18
$14.62
$14.85
$14.40
$13.95
For the Three Months Ended

Fifth Third Bank | All Rights Reserved
Regulation G Non-GAAP reconciliation
Fifth Third Bancorp and Subsidiaries
Regulation G Non-GAAP Reconcilation
$ and shares in millions
(unaudited)
September
June
March
December
September
2015
2015
2015
2014
2014
Total Bancorp shareholders' equity (U.S. GAAP)
N/A
N/A
N/A
15,626
15,404
Goodwill and certain other intangibles
N/A
N/A
N/A
(2,476)
(2,484)
Unrealized gains
N/A
N/A
N/A
(429)
(301)
Qualifying trust preferred securities
N/A
N/A
N/A
60
60
Other
N/A
N/A
N/A
(17)
(18)
Tier I capital
N/A
N/A
N/A
12,764
12,661
Less:
Preferred stock
N/A
N/A
N/A
(1,331)
(1,331)
Qualifying trust preferred securities
N/A
N/A
N/A
(60)
(60)
Qualifying noncontrolling interest in consolidated subsidiaries
N/A
N/A
N/A
(1)
(1)
Tier I common equity (a)
N/A
(2)
N/A
(2)
N/A
(2)
11,372
11,269
Risk-weighted assets (actual) (b)
(1)
123,140
122,986
121,310
117,878
116,917
Ratio:
Tier I common equity (a) / (b)
N/A
(2)
N/A
(2)
N/A
(2)
9.65%
9.64%
Basel III Final Rule -
Transitional to fully phased-in
CET 1 capital (transitional)
11,574
11,582
11,543
Less: Adjustments to CET 1 capital from transitional to fully phased-in
(3)
(11)
(12)
(13)
CET 1 capital (fully phased-in) (c)
11,563
11,570
11,530
Risk-weighted assets (transitional)
123,140
122,986
121,310
Add: Adjustments to risk-weighted assets from transitional to fully phased-in
(4)
1,136
1,280
1,182
Risk-weighted assets (fully phased-in) (d)
124,276
124,266
122,492
Estimated CET 1 capital ratio under Basel III Final Rule (fully phased-in) (c) / (d)
9.30%
9.31%
9.41%
(1)
(2)
The Bancorp became subject to the Basel III Final Rule on January 1, 2015. This codified in the federal banking regulations the risk-based capital ratios the Bancorp is now subject to, as such these ratios are no longer considered Non-GAAP measures.
(3)
Primarily relates to disallowed intangible assets (other than goodwill and MSRs, net of associated deferred tax liabilities).
(4)
Primarily relates to higher risk-weighting for MSRs.
For the Three Months Ended
Under the banking agencies’ risk-based capital guidelines, assets and credit equivalent amounts of derivatives and off-balance sheet exposures are assigned to broad risk categories. The aggregate dollar amount in each risk category is multiplied by the associated risk-weight of the category. The resulting weighted values are added together, along with the measure for market risk, resulting in the Bancorp’s total risk-weighted assets.
Basel I
Basel III Transitional